UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2009

ASSOCIATED MATERIALS, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24956	75-1872487
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3773 State Road
Cuyahoga Falls, Ohio	44223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 929-1811

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

9.875% Senior Secured Second Lien Notes due 2016

On November 5, 2009, in connection with the closing of the previously announced private offering (the “Notes Offering”) by Associated Materials, LLC (“Associated”) and Associated Materials Finance, Inc., a wholly owned subsidiary of Associated (“Associated Finance” and, together with Associated, the “Issuers”), of $200 million aggregate principal amount of 9.875% Senior Secured Second Lien Notes due 2016 (the “Notes”), the Issuers entered into an Indenture, dated as of November 5, 2009 (the “Indenture”), among Associated, Associated Finance, Gentek Holdings, LLC and Gentek Building Products, Inc., as subsidiary guarantors (the “Subsidiary Guarantors”), and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The Indenture provides for the issuance and sets forth the terms of the Notes. The net proceeds from the Notes Offering are being used to discharge and redeem all of Associated’s outstanding 9 3/4% senior subordinated notes due 2012 (the “9 3/4% Notes”) and Associated’s outstanding 15% senior subordinated notes due 2015 (the “15% Notes”) as described below and to pay fees and expenses related to the Notes Offering (including, without limitation, certain transaction advisory fees to Associated’s financial sponsors).

General. The Notes bear interest at a rate of 9.875% per year and will mature on November 15, 2016. Interest accrues on the Notes from November 5, 2009, and will be payable semi-annually on each May 15 and November 15, commencing May 15, 2010.

The Issuers are required to redeem the Notes no later than December 1, 2013, if as of October 15, 2013, the 11 1/ 4% senior discount notes due 2014 (the “AMH 11 1/4% Notes”) of Associated’s indirect parent company, AMH Holdings, LLC (“Holdings”), remain outstanding, unless discharged or defeased, or if any indebtedness incurred by the Issuers or any of their holding companies to refinance such AMH 11 1/4% Notes matures prior to the maturity date of the Notes. Prior to November 15, 2012, the Issuers may redeem all or a portion of the Notes at any time or from time to time at a price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest, plus a “make-whole” premium. Beginning on November 15, 2012, the Issuers may redeem all or a portion of the Notes at any time and from time to time at the redemption prices set forth in the Notes. In addition, on or prior to November 15, 2012, the Issuers may redeem up to 35% of the Notes using the proceeds of certain equity offerings at a redemption price equal to 100% of the aggregate principal amount thereof, plus a premium equal to the interest rate per annum on the Notes, plus accrued and unpaid interest, if any, to the date of redemption.

The Notes are senior obligations and rank equally in right of payment with all of the Issuers’ existing and future senior indebtedness and senior in right of payment to all of the Issuers’ future subordinated indebtedness. The Notes are guaranteed on a senior basis by all of Associated’s existing and future domestic restricted subsidiaries, other than Associated Finance, that guarantee or are otherwise obligors under Associated’s asset-based credit facilities (the “Credit Facilities”). The Notes and guarantees are structurally subordinated to all of the liabilities of Associated’s non-guarantor subsidiaries.

Collateral. The Notes and guarantees are secured, subject to certain permitted liens, by second-priority liens on the domestic assets that secure the Credit Facilities indebtedness (the “Collateral”). The Collateral consists of substantially all of the Issuers’ and the Subsidiary Guarantors’ tangible and intangible assets. The Notes are effectively senior to all of Associated’s and the Subsidiary Guarantors’ existing or future unsecured indebtedness to the extent of the value of the Collateral securing the Notes, after giving effect to first-priority liens on the Collateral.

Covenants. The Indenture contains covenants that, among other things and subject in each case to certain specified exceptions, limit the ability of the Issuers and of certain restricted subsidiaries: (i) to incur additional indebtedness; (ii) to make restricted payments; (iii) to incur restrictions on subsidiaries’ ability to make distributions or transfer assets to Associated; (iv) to create, incur, affirm or suffer to exist any liens, (v) to sell assets or stock of subsidiaries; (v) to enter into transactions with affiliates; and (vi) to merge or consolidate with, or sell all or substantially all assets to, a third party or undergo a change of control.

Events of default. The Indenture provides for the following Events of Default: (i) default for 30 days in payment of interest on the Notes; (ii) default in payment of principal on the Notes at maturity, upon redemption, upon required purchase, upon declaration of acceleration or otherwise; (iii) the failure by the Issuers or any Subsidiary Guarantor to comply with other agreements in the Indenture or the Notes, in certain cases subject to notice and lapse of time; (iv) certain accelerations (including failure to pay within any grace period after final maturity) of other indebtedness of the Issuers or any significant subsidiary if the amount accelerated (or so unpaid) exceeds $10 million; (v) certain events of bankruptcy or insolvency with respect to the Issuers or any significant subsidiary; (vi) certain judgments or decrees for the payment of money in excess of $10 million; and (vii) certain defaults with respect to the Subsidiary Guarantees and the security documents creating a security interest in assets to secure the obligations under the Notes, the subsidiary guarantees and other pari passu secured indebtedness. If an event of default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare all the Notes to be due and payable. Certain events of bankruptcy or insolvency are events of default which will result in the Notes being due and payable immediately upon the occurrence of such events of default.

Change of control. In the event of a change of control (as defined in the Indenture) of Associated, holders of the Notes have the right to require Associated to repurchase their Notes at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest to the repurchase date.

The Notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to purchase the Notes.

Intercreditor Arrangements. On November 5, 2009, in connection with the issuance of the Notes, Associated and Gentek Building Products, Inc., as U.S. borrowers, Associated Materials Canada Limited and Gentek Building Products Limited Partnership, as Canadian borrowers, Holdings, Associated Finance and Gentek Holdings, LLC, as U.S. guarantors, Gentek Canada Holdings Limited, as Canadian guarantor, Wachovia Bank, National Association, as first lien agent, and the Trustee, as trustee for the Notes and second lien collateral agent (the “Notes Collateral Agent”), entered into an Intercreditor Agreement to define the rights of lenders and certain other parties under the Credit Facilities and related agreements and the holders with respect to the Notes and Collateral. Under the Intercreditor Agreement, if any other indebtedness is designated as other pari passu secured indebtedness by Associated and the holders thereof, the holders or representatives of the holders of such other pari passu secured indebtedness will also become party to the Intercreditor Agreement. Pursuant to the terms of the Intercreditor Agreement, the agent under the Credit Facilities holds a first-priority security interest in the Collateral, and the Notes Collateral Agent holds a second-priority lien in such Collateral for the benefit of holders of the Notes, equally and ratably with any other pari passu secured indebtedness. The Notes Collateral Agent is not permitted to exercise remedies against the Collateral for a period of 180 days after a payment default, the acceleration of the notes or as long as the agent under the Credit Facilities is exercising remedies against the Collateral. A release of Collateral by the agent under the Credit Facilities may result in a release of the Collateral securing the Notes without the consent of the holders of the Notes, and the rights of the Notes Collateral Agent to exercise rights in a bankruptcy proceeding is restricted.

A copy of each of the Indenture, the form of the Notes, the Security Agreement among Associated, Associated Finance, the Subsidiary Guarantors, the Trustee and the Collateral Agent, and the Intercreditor Agreement is attached as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 10.1, respectively, to this Form 8-K. Reference is made to each of the Indenture, the form of the Notes, the Security Agreement and the Intercreditor Agreement, the text of each of which is incorporated herein by reference, for the complete terms of the Notes.

Registration Rights Agreement

In addition, on November 5, 2009, in connection with the issuance of the Notes, the Issuers and the Subsidiary Guarantors entered into a registration rights agreement with J.P. Morgan Securities Inc., as representative of the initial purchasers of the Notes, pursuant to which the Issuers and the Subsidiary Guarantors are obligated to effect an exchange for the Notes for registered securities having substantially identical terms to the Notes or, in the alternative, register the Notes for resale under the Securities Act, subject to the terms and conditions therein specified.

The foregoing description is qualified in its entirety by reference to the Registration Rights Agreement filed as Exhibit 4.4 hereto, and which is incorporated by reference herein.

Amendment to Credit Facilities

As previously disclosed by Associated, on October 23, 2009, Associated along with certain affiliates, Wachovia Bank, N.A., as agent, and certain lenders party to the Credit Facilities entered into the second amendment to the Credit Facilities (the “Second Amendment”). The Second Amendment became effective upon the issuance of the Notes on November 5, 2009. The Second Amendment changed the range of the applicable margin related to adjusted base rate loans from the previous range of 0.75% to 1.75% to an amended range of 1.25% to 2.25% and changed the range of the applicable margin related to LIBOR loans from the previous range of 2.50% to 3.50% to an amended range of 3.00% to 4.00%. The Second Amendment also amended the covenant restricting additional indebtedness to allow up to $300 million of additional indebtedness (and contingent guarantees), including the Notes, subject to certain approval rights of the lenders regarding the terms of any such debt other than the Notes. The Second Amendment also requires Associated to use the proceeds of such additional indebtedness to retire first, the 9 3/4% Notes, second, the 15% Notes and third, the AMH 11 1/4% Notes and the AMH Holdings II, Inc. 20% senior notes due 2014. The maturity date of the Credit Facilities was amended to mean the earliest of (i) October 3, 2013, (ii) the date six months prior to the stated maturity date of the 9 3/4% Notes, April 15, 2012, if such Notes remain outstanding six months prior to the stated maturity date of those Notes, and (iii) the date three months prior to the stated maturity date of the Notes if the Notes remain outstanding three months prior to the earliest stated maturity date (taking account of any such dates which may be contingent, conditional or alternative) of the Notes.

The foregoing summary of certain provisions of the Second Amendment is qualified in its entirety by reference to the text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As described above in Item 1.01, on November 5, 2009, the Issuers consummated the issuance and sale of the Notes. A copy of each of the Indenture, the form of the Notes, the Security Agreement and the Intercreditor Agreement is attached as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 10.1, respectively, to this Form 8-K. Reference is made to each of the Indenture, the form of the Notes, the Security Agreement and the Intercreditor Agreement, the text of each of which is incorporated herein by reference, for the complete terms of the Notes.

ITEM 8.01.	OTHER EVENTS.

Redemption of 9 3/4% Notes and 15% Notes and Discharge of Related Indentures

On November 5, 2009, pursuant to the indenture relating to the 9 3/4% Notes (the “9 3/4% Notes Indenture”), dated as of April 23, 2002, among Associated, the subsidiary guarantors parties thereto and Wilmington Trust Company, as trustee (the “9 3/4% Notes Trustee”), Associated provided notice to the 9 3/4% Notes Trustee of Associated’s election to redeem the 9 3/4% Notes on December 7, 2009 (the “9 3/4% Notes Redemption Date”), at a redemption price (the “9 3/4% Notes Redemption Price”) of 101.625% of the principal amount of the 9 3/4% Notes to be redeemed, plus accrued interest to the 9 3/4% Notes Redemption Date.

Also on November 5, 2009, pursuant to the indenture relating to the 15% Notes (the “15% Notes Indenture”), dated as of June 26, 2009, among Associated, the subsidiary guarantors parties thereto and Deutsche Bank Trust Company Americas, as trustee (the “15% Notes Trustee”), Associated provided a notice to the 15% Notes Trustee of its election to redeem the 15% Notes on December 7, 2009 (the “15% Notes Redemption Date” and, together with the 9 3/4% Redemption Date, the “Redemption Date”), at a redemption price (the “15% Notes Redemption Price”) of 101% of the principal amount of the 15% Notes to be redeemed, plus accrued interest to the 15% Notes Redemption Date.

The redemption of the 9 3/4% Notes and the 15% Notes is being made by means of the call notice mailed by the respective trustee of such notes. This summary does not constitute such notice of redemption of the 9 3/4% Notes or the 15% Notes.

In connection with the redemption of the 9 3/4% Notes and the 15% Notes, concurrently with the closing of the Notes Offering, Associated irrevocably deposited in trust with the 9  3/4% Notes Trustee and the 15% Notes Trustee, respectively, out of the proceeds from the Notes Offering, funds sufficient to pay the 9 3/4% Notes Redemption Price and the 15% Notes Redemption Price on the Redemption Date. As a result of such deposits, each of the 9 3/4% Notes Indenture and the 15% Notes Indenture was discharged concurrently with the closing of the Notes Offering (other than certain provisions relating to duties and obligations relating to the 9 3/4% Notes Trustee and the 15% Notes Trustee, respectively).

Closing of Notes Offering

On November 5, 2009, Associated issued a press release announcing the closing of the Notes Offering, the redemption of the 9 3/4% Notes and the discharge of the 9 3/4% Notes Indenture and the redemption of the 15% Notes and the discharge of the 15% Notes Indenture. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated November 5, 2009, among Associated Materials, LLC, Associated Materials Finance, Inc., Gentek Holdings, LLC and Gentek Building Products, Inc., and Deutsche Bank Trust Company Americas.

4.2	Form of 9.875% Senior Secured Second Lien Note due 2016 (included in Exhibit 4.1 hereto).

4.3	Security Agreement, dated November 5, 2009, among Associated Materials, LLC, Associated Materials Finance, Inc., Gentek Holdings, LLC, Gentek Building Products, Inc., any entities that may become subsidiary guarantors, Deutsche Bank Trust Company Americas, and any other pari passu secured indebtedness representative that may become party thereto.

4.4	Registration Rights Agreement, dated November 5, 2009, among Associated Materials, LLC, Associated Materials Finance, Inc., Gentek Holdings, LLC and Gentek Building Products, Inc., as subsidiary guarantors, and J.P. Morgan Securities Inc., as representative of the several initial purchasers.

10.1	Intercreditor Agreement, dated November 5, 2009, among Wachovia Bank, National Association, Deutsche Bank Trust Company Americas, Associated Materials, LLC, Gentek Building Products, Inc., Associated Materials Canada Limited, Gentek Building Products Limited Partnership, Associated Materials Holdings, LLC, Associated Materials Finance, Inc., Gentek Holdings, LLC, Gentek Canada Holdings Limited and any other entity that becomes a guarantor under the first lien loan agreement and the second lien documents.

10.2	Second Amendment to the Credit Facilities, dated October 23, 2009, among Wachovia Bank, National Association, certain lenders party thereto, Associated Materials, LLC, Gentek Building Products, Inc., Associated Materials Canada Limited, Gentek Building Products Limited Partnership, Associated Materials Holdings, LLC, Associated Materials Finance, Inc. Gentek Holdings, LLC, and Gentek Canada Holdings Limited.

99.1	Press Release, dated November 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED MATERIALS, LLC
(Registrant)

By:	/s/ STEPHEN E. GRAHAM
Stephen E. Graham
Vice President—Chief Financial Officer,
Treasurer and Secretary

Date: November 5, 2009

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated November 5, 2009, among Associated Materials, LLC, Associated Materials Finance, Inc., Gentek Holdings, LLC and Gentek Building Products, Inc., and Deutsche Bank Trust Company Americas.

4.2	Form of 9.875% Senior Secured Second Lien Note due 2016 (included in Exhibit 4.1 hereto).

4.3	Security Agreement, dated November 5, 2009, among Associated Materials, LLC, Associated Materials Finance, Inc., Gentek Holdings, LLC, Gentek Building Products, Inc., any entities that may become subsidiary guarantors, Deutsche Bank Trust Company Americas, and any other pari passu secured indebtedness representative that may become party thereto.

4.4	Registration Rights Agreement, dated November 5, 2009, among Associated Materials, LLC, Associated Materials Finance, Inc., Gentek Holdings, LLC and Gentek Building Products, Inc., as subsidiary guarantors, and J.P. Morgan Securities Inc., as representative of the several initial purchasers.

10.1	Intercreditor Agreement, dated November 5, 2009, among Wachovia Bank, National Association, Deutsche Bank Trust Company Americas, Associated Materials, LLC, Gentek Building Products, Inc., Associated Materials Canada Limited, Gentek Building Products Limited Partnership, Associated Materials Holdings, LLC, Associated Materials Finance, Inc., Gentek Holdings, LLC, Gentek Canada Holdings Limited and any other entity that becomes a guarantor under the first lien loan agreement and the second lien documents.

10.2	Second Amendment to the Credit Facilities, dated October 23, 2009, among Wachovia Bank, National Association, certain lenders party thereto, Associated Materials, LLC, Gentek Building Products, Inc., Associated Materials Canada Limited, Gentek Building Products Limited Partnership, Associated Materials Holdings, LLC, Associated Materials Finance, Inc. Gentek Holdings, LLC, and Gentek Canada Holdings Limited.

99.1	Press Release, dated November 5, 2009.